Fees Summary	Sep. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,821.95
Total Fee Amount	8,821.95
Total Transaction Valuation	63,880,882.15
Total Offset Amount	(0)
Net Fee	$ 0.00
Offset Table N/A	N/A